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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                         January 8, 1997
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        Date of Report (Date of earliest event reported)


    EXCO RESOURCES, INC. (FORMERLY MINERAL DEVELOPMENT, INC.)
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     (Exact name of Registrant as specified in its Charter)


          TEXAS                  0-9204         74-1492779
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(State of Other Jurisdiction  (Commission    (I.R.S. Employer
    of Incorporation)         File Number)   Identification No.)


9400 N. CENTRAL EXPRESSWAY, SUITE 1209
            DALLAS, TEXAS                              75231
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(Address of principal executive offices)             (Zip Code)


                         (214) 368-2084
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       Registrant's telephone number, including area code)


                         NOT APPLICABLE
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  Former name or former address, if changed since last report)




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ITEM 5.        OTHER EVENTS

       EXCO Resources, Inc. ("EXCO") announced that has received a notice from Coda Energy, Inc. terminating the Letter of Intent announced August 14, 1996 whereby EXCO would have acquired all of the stock of Taurus Energy Corp., a wholly owned subsidiary of Coda. As a result of the termination, EXCO will incur a charge of approximately $290,000 in the fourth quarter of 1996 relating to the cost of this proposed acquisition and related financing activities.










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                                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EXCO RESOURCES, INC.


Date:  January 15, 1997       By:  /s/ Charles W. Gleeson
                                   ------------------------------
                                   Charles W. Gleeson
                                   President











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